Please file this Prospectus Supplement with your records.


STRONG U.S. TREASURY MONEY FUND
STRONG MONEY MARKET FUND
STRONG ADVANTAGE FUND
STRONG SHORT-TERM BOND FUND
STRONG GOVERNMENT SECURITIES FUND
STRONG CORPORATE BOND FUND

Supplement to Prospectus dated May 1, 1995


The following portfolio-management changes are effective January 1, 1996:

Strong Short-Term Bond Fund. Mr. Lyle J. Fitterer will join Mr. Bradley C. Tank as co-portfolio manager of the Fund. Mr. Fitterer joined Strong Capital Management, the Fund's Advisor, in 1989 after receiving his bachelor's degree in accounting from the University of North Dakota. Previously, he served the Advisor as a fixed-income research analyst and trader. Mr. Fitterer has also served as a trader for the Advisor's equity products and as manager of the Strong Funds' fixed-income accounting department. He is a Certified Public Accountant.

Strong Corporate Bond Fund. Mr. John T. Bender will join Mr. Jeffrey A. Koch as co-portfolio manager of the Fund. Mr. Bender began his career at Strong Capital Management, the Fund's Advisor, in 1987 as an intern in the mutual fund accounting department. After receiving his bachelor's degree from Marquette University in 1988, he became an accountant in Strong's shareholder and accounting compliance department. He subsequently joined the investment team as an equity trader, and later became a fixed-income research analyst and trader. He is both a Chartered Financial Analyst and a Certified Public Accountant.


For more information on Messrs. Tank and Koch, please see page I-33 of the Funds' prospectus.

over, please

Non-Investment-Grade Debt Obligations (Strong Short-Term Bond Fund)

Effective January 1, 1996, in addition to its investments in investment-grade debt obligations, the Strong Short-Term Bond Fund may invest, when the Advisor deems it consistent with the Fund's investment objective and in the best interest of its shareholders, up to 25% of its net assets in debt obligations rated in the fifth-highest rating category by a Nationally Recognized Statistical Rating Organization or "NRSRO" (e.g., BB by Standard and Poors Ratings Group or "S&P") or, if unrated, which are determined by the Advisor to be of comparable quality ("BB Securities"). Previously, the Fund was limited to investing up to 5% of its assets in non-investment-grade debt obligations (e.g., those rated C or better by S&P, including BB Securities). In general, BB Securities are regarded as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. However, BB Securities are considered to be the category immediately below investment-grade by the NRSROs and the Fund's Advisor, carrying the lowest degree of speculative risk among the non-investment-grade rating categories. This information supersedes the information relating to the Fund's authority to invest in non-investment-grade debt obligations contained on page I-18 of the Fund's Prospectus.


The date of this Prospectus Supplement is December 20, 1995.